The Victory Portfolios

Victory Munder International Small-Cap Fund

Supplement dated April 1, 2015

to the Summary Prospectus dated October 10, 2014 (“Summary Prospectus”)

This Summary Prospectus is being revised to reflect a change in the name for the Fund.

1.              Effective April 1, 2015, the Fund’s name is changed to the:  Victory Trivalent International Small-Cap Fund

2.              The following paragraph replaces the information under the section “Investment Adviser” found on page 5 of the Summary Prospectus:

Victory Capital Management Inc. serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day to day management of the Fund are members of the Adviser’s Trivalent Investments investment team (referred to as an investment franchise).

If you wish to obtain more information, please call the Victory Funds at 800-438-5789.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

VF-INT-PRO-SUPP1